UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2024 (March 12, 2024)

BLUE CHIP TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52543	26-3670551
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 North Gould Street, Suite R

Sheridan, WY 82801

(Address of principal executive offices, including zip code.)

(202) 780-4025

(Telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Blue Chip Technologies Corp.

Form 8-K

Current Report

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On March 12, 2024, the Company dismissed Gries & Associates, LLC (“Gries”) as the Company’s independent registered public accounting firm. The board of directors of the Company approved the dismissal of Gries.

Gries’ reports on the Company’s financial statements for each of fiscal years ended December 31, 2022, and 2021 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except Gries’ audit report dated December 27, 2023, related to the Company’s financial statements for the year ended December 31, 2022, contained an explanatory paragraph as to the uncertainty of the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through September 30, 2023, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Gries on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to Gries’ satisfaction, would have caused Gries to make reference to the subject matter of the disagreement in connection with its audit reports.

The Company provided Gries with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Gries furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements in Item 4.01(a). A copy of Gries’ letter, dated March 13, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm.

On March 12, 2024, the Company appointed Beckles & Co, Inc. CPA (“Beckles & Co.”) as the Company’s new independent registered public accounting firm effective as of March 12, 2024. The board of directors of the Company approved the appointment of Beckles.

During the fiscal year ended December 31, 2022, and the period from September 30, 2023, through the date of Beckles & Co.’s appointment, neither the Company, nor anyone acting on its behalf, consulted with a regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Beckles & Co. did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Gries & Associates, LLC dated March 13, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CHIP TECHNOLOGIES CORP.

Dated: March 13, 2024	By:	/s/ Gurneet Kaur
Gurneet Kaur President and Director Principal Executive Officer Principal Financial Officer Principal Accounting Officer

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